BFI Investor Presentation ICR Conference Jan 8-10th, 2024

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities. Litigation Reform Act, as amended, including statements relating to BurgerFi's estimates of its future business outlook, liquidity, prospects or financial results, long-term opportunities, executing on growth and improvement strategies, new franchise opportunities, increased revenue, liquidity, improved operating margins in both brands, improved labor trends, seasonality trends, product improvements, including new products and services, expected customer acceptance, improved operating efficiencies, store opening plans, and expectations regarding adjusted EBITDA in 2023 and EBITDA in 2024, as well as statements set forth under the section titled “Preliminary Fiscal Year 2024 Outlook”. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our Annual Report on Form 10-K for the year ended January 2, 2023, and those discussed in other documents we file with the Securities and Exchange Commission, including our ability to continue to access liquidity from our credit agreement and remain compliant with financial covenants therein, as well as to successfully realize the expected benefits of the acquisition of Anthony’s or any other factors. All subsequent written and oral forward-looking statements attributable to BurgerFi or persons acting on BurgerFi’s behalf are expressly qualified in their entirety by the cautionary statements included in this press release. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Forward Looking Statements

Fiscal Year 2023 Update and Preliminary 2024 Sales Outlook • Total revenues of approximately $170 million • Opened 8 new BurgerFi and 1 Anthony’s restaurants • No update to our previously communicated Adjusted EBITDA1 guidance of $6-8 million or capital expenditures of approximately $2 million. For the Fiscal Year ended January 1, 2024 Restricted – Do not distribute 3 1) See slide 21 for definition of key metrics and non-U.S. GAAP financial measures Management’s initial outlook for the fiscal year 2024 • Total revenue of approximately $170-$180 million • Reopened flagship, company-owned, BurgerFi in New York City; • 10-15 new franchised restaurant openings including 1 new Anthony’s; • Continued improvement in COG’s driven by increased adoption of inventory management at both brands.

VALUE CREATION INITIATIVES

STRATEGIC PRIORITIES	ACTIONS & INITIATIVES	PRELIMINARY RESULTS
Improving Labor Productivity & Food Cost Infrastructure	• Instability of leadership has stabilized store and regional management • Investment into technology, to manage COG's • Implementation of CrunchTime	• Improving Regional and GM retention • CrunchTime to be 100% implemented at both brands by January 2024. Including, Coke, wine/beer and produce
Taste Superiority – Menu Enhancements	• Fixing the fries • Custard • Beverages • Taste of the Burger • Entering Chicken Wars	• Vast reduction in negative reviews. No longer the most reviewed item • Improving non-carbonated beverage in partnership with Coke • Chicken Wings already launched, with grilled chicken, late 1Q24.
Defining the Portfolio: Real Estate	• BFI – Franchise focus, with eye on contiguous market growth • ACFP – Finalize franchise business and explore strategic sale of select stores to experienced franchised operators with committed development agreements • Prioritization of four wall experience across both brands - (new POS at ACFP, new menus, etc)	• Actively terminating unproductive franchise and company owned BFI locations where viable. Purchased two locations in Miami, at minimal costs and opening in NYC in January 2024 • Opened first ACFP franchise in Florida • New POS, expected to be in place in all 59 company-owned restaurants by 2Q24
Gold Standards: Food Innovation	• Entering Chicken Wars • New Processes & Systems • Stage Gate	• Focused on moving from 6% of revs to 12%-15% in Chicken. Already up 2% with wings and 1.3% for Burger Bowls
World Class Marketing: Fixing Brand Reputation	• Social Media • Brand Reputation/Reviews • Marketing Strategy	• +4% increase in BFI NPS since August • 4.4 average 5-star online rating improvement, up from 4.15 in July 2023

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Improving Labor Productivity & Food Cost Infrastructure Restricted – Do not distribute 5 Moving both brands onto Inventory Management o By January 2024, both brands had fully implemented comprehensive inventory management systems, representing a first for both. o Believe there is an opportunity to improve COG’s by several hundred bps, based on prior experience and limited existing COG’s controls. New POS in ACFP, a Path to Refranchising: o Paper tickets, no KDS and no analytics on Speed of service, limited ACFP to drive efficiency in the dining room or in the kitchen. The restaurant staff and management is very excited by the new POS, expected to be in place in all 59 company-owned restaurants by 2Q24. Representing the final step before a more comprehensive refranchising effort. o Although, the improvement in customer service from the KDS is worth it alone, we believe that once fully ramped the system should yield at least a 2%-3% in topline, driven by better attachment and faster turnaround on the restaurant floor.

Menu Enhancement

Improve customer satisfaction through product innovation

Product Innovations

BurgerFi

- New jumbo chicken wings
- Burger Bowls – launch grilled chicken & new fried chicken bowls
- Grilled Chicken – Sous Vide breast going in test improves quality, reduces cook time, increases menu flexibility and reduces cost.
- Improved Fried Chicken Sandwich – hand breading sous vide product creates best in class fried chicken sandwich entering the Chicken Wars
- Vegan Fi Sauce

Anthony's

- New food innovation going into test: Shrimp, Steak (Italian Beef), Calzones, Stromboli, Pinwheels
- New Happy Hour (Meatball Martini Night)


BURGERFI.

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Restaurant Footprint Optimization Master franchise in international markets – Saudi Arabia, South Korea, Japan, etc. Enter non-traditional markets – Apple Cinemas, Airports, Casinos, etc. Reopen key strategic markets – NYC & refocus unit growth of contiguous market development Launch ACFP franchise program Eliminate underperforming stores and poorly executed leases/locations Define our four-wall experience Initiatives Recent Updates Our first-ever co-branded BurgerFi and Anthony’s in Kissimmee near Orlando opened this December – America’s top tourist destination. It eliminates a veto vote with larger parties because there is something for everyone in your group. The location has the First Dual-Brand menu Boards and sit-down service providing the guest with what they want. Guests are looking for better experiences which means we need to go where the guest is in life. We have started a partnership with Apple Cinemas and opening our first in-line BurgerFi in a premier movie theater. We will provide in-theater services and full-service capabilities outside the theater environment through popular delivery platforms such as Uber Eats, DoorDash, and GrubHub, ensuring accessibility and convenience. Once again establishing we are going where the guest is going in their everyday life. BurgerFi NYC Better Burger Lab Grand reopening of our flagship including new Better Burger Lab which is an exciting innovation and will offer an exclusive line up of limited-edition offers not available at our other locations. 2 Restricted – Do not distribute 7

Restaurant Footprint Optimization Define our four-wall experience 2 Orlando Dual Brand Apple Cinema NYC 8

Restaurant Footprint Optimization (Cont’d) Improve overall portfolio quality by prioritizing highest impact locations • To identify the locations with the greatest opportunity for improvement, we conducted a strategic assessment of BurgerFi’s portfolio and segmented each restaurant location into four performance buckets based on the correlation between online ratings and comp sales growth • Our assessment validated the high correlation between guest ratings and financial performance, with locations above a 4- star rating generating +13.6% average comp sales growth versus -9.5% comp sales for those below Restricted – Do not distribute 9 Top Performing (23) (High Star Ratings & Comp Sales) Bottom Performing (25) (Lowest Star Ratings & Comp Sales) Underperforming (9) (Average Star Ratings & Lower Comp Sales) Growth at Risk (7) (Lower Average Star Ratings & High Comp Sales)

On-The-Go InnovationLabs New Flavors New Experiences - Co-Branded openings Technology Menu Variety Restricted – Do not distribute 12Gold Standard - New Innovative Developments 10

Drive Brand Awareness and Loyalty

Enhanced marketing strategy has been resonating with our customers

Initiatives	Recent Updates
Strategic Social Media Presence	Social media engagement rate continues to improve, with **60% net positive sentiment at BFI and 56% at ACFP***
Enhanced Marketing Campaigns	New media agency with 2024 media planning Q3 Total: **3,563,001,503 PR Impressions and $82,386,055 in Publicity Value** for both ACFP & BFI brands
Improved Brand Marketing Strategy	**+4% increase in our BFI NPS (net promoter score) since August 2023** driven by enhanced marketing strategy. These early indicators are signs that the marketing strategy is working and cultural events along with improved creative and improved social content is working "punching above our weight“
Improving Guest Review Scores	**5-star online reviews have increased from 4.2 to 4.4** since July 2023
Grow Loyalty & Mobile App Base	2023 YTD **loyalty registrations have improved by 10% for ACFP and BFI app downloads by 15%:** – ACFP 19.7k *(since July launch) – we have seen 90% growth since month of launch* – BFI 127.6k *(previous 12m) – 5% increase in 3Q23 v. 2Q23*
Increasing Q4 Gift Card Sales	Anthony's record gift card sales for the month of November surpassed total 2022 holiday gift card sales($1.15MM)

**End of Q3*

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Why BFI ? – A Compelling Turnaround Opportunity

Improved Topline and comp store sales, driven by:

- New unit franchise growth at both BurgerFi and Anthony's
- Enhanced product offering at both brands, to expand customer awareness and frequency
- Better pricing matrix at both concepts

Refranchising of Anthony's & BurgerFi locations to improve liquidity and accelerate unit growth:

- FDD already complete for ACFP, with new POS at ACFP and improved industry multiples the only thing holding us back. First franchise location opened in Orlando, in late 2023
- Focus BF refranchise on established and experienced operators and primary MSA markets (NYC, Miami, Orlando..)

Improved Cost of Goods performance to drive margins:

- Both brands have fully implemented inventory management systems. Believe there is an opportunity to improve COG's by several hundred bps. See this yielding continued improvement for several years, with significant operating leverage opportunity once we return to positive same store sales, as early as 2024.

New POS in ACFP to drive topline and productivity:

- Although the improvement in customer service from the KDS is worth it alone, we believe that once fully ramped the system should yield a minimum 2%-3% in topline, driven by better attachment and faster turnaround on the restaurant floor.

Continued focus on aggressively managing Corp G&A dollars and restaurant labor margin %

- Believe BFI is poised for a considerable improvement in overall profitability as the company starts to return to positive topline line trends

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OUR MANAGEMENT TEAM 13 John Iannucci Chief Operating Officer Debbie Allison SVP Supply Chain Michelle Zavolta Chief People Officer Karl Goodhew Chief Technology Officer Cindy Syracuse Chief Marketing Officer Chris Jones Chief Financial Officer Carl Bachmann Chief Executive Officer Richard Cohn Interim GC

Corporate Overview

ANTHONY'S COAL FIRED PIZZA & WINGS. BURGERFI

Anthony's Coal Fired Pizza & Wings

The 900 Degree Difference

- Streamlined menu offering **signature "well-done" pizza that can't be replicated**, plus coal fired chicken wings, homemade meatballs and handcrafted sandwiches & salads
- **No freezers, fryers or microwaves** – coal fired ovens in every restaurant give the food its signature flavor
- **Proprietary recipes are fresh & made-to-order** using high-quality, purposefully-sourced ingredients:
  - Imported tomatoes and olive oil from Italy
  - Winona mozzarella
  - Homemade pizza dough
  - Fresh, never frozen jumbo chicken wings

BurgerFi

Award-Winning, Fast Casual "Better Burger" Concept

- Chef-founded and committed to serving **fresh, all-natural and quality food**
- **100% American Angus Beef** with no steroids, antibiotics, growth hormones, chemicals or additives
- High-quality wagyu beef, antibiotic and cage-free chicken offerings, hand-cut sides, custard shakes, draft beer and more
- **Modern, eco-friendly restaurants** served by passionate team members
- Concentrated along Eastern Seaboard

168 Total Locations[1]

108 BurgerFi Locations

60 Anthony's Locations



BurgerFi Location
Anthony's Location
BurgerFi & Anthony's Location

[1] As of 1/1/2024

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ANTHONY'S
COAL FIRED PIZZA & WINGS

WELL-DONE & WELL-LOVED.

More than 20 years after our first restaurant opened, we're still a favorite with guests. Here are just a few of our recent accolades and awards:

- 2022 The Absolute Best Wings in the U.S. (Mashed)
- America's Favorite Restaurant Chains of 2022 (Newsweek)
- 2021 Readers' Choice for both Best Chicken Wings Spot and Best Pizza Spot (Boca Observer)
- #3 Best Major Pizza Chain of 2021 (Mashed)
- 2021 Readers' Pick for Best New Restaurant (Bethesda Magazine)
- The Best Pizza Chain in America (USA Today's Great American Bites)
- Best Pizza (Miami Herald, Miami.com, Palm Beach Post & WFLA's iHeart Tampa Bay)

mashed

USA TODAY

Miami .com

THE BOCA RATON observer THE AUTHORITY ON BOCA & BEYOND

The Miami Herald

The Palm Beach Post

Newsweek



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Restricted – Do not distribute Start Spreading the News

OUR BOARD OF DIRECTORS



Ophir Sternberg Executive Chairman

Founder & CEO Lionheart Capital , Co-owner Cigarette Racing Team, Executive Chairman BurgerFi Nasdaq: BFI, Chairman Security Matters Nasdaq ,SMX Board of Directors LifeWallet Nasdaq: LIFW



Allison Greenfield

Chief Development Officer at Lionheart Capital



Gregory Mann

Entrepreneurial Executive | Board of Directors



Vivian Lopez-Blanco

Board And Management Advisory Services



Andrew C. Taub

Managing Partner at LCatterton



David Heidecorn

Partner and Chief Risk Officer at L Catterton

Appendix

Classified - Confidential

21 Adjusted EBITDA Reconciliation & Key Metrics Definitions About Non-GAAP Projected Financial Measures To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the measure Adjusted EBITDA. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use this non-GAAP financial measure for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that this non-GAAP financial measure provides meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results. We believe that both management and investors benefit from referring to this non-GAAP financial measure in assessing our performance and when planning, forecasting, and analyzing future periods. This non-GAAP financial measure also facilitates management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe this non- GAAP financial measure is useful to investors both because (1) it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) it is used by our institutional investors and the analyst community to help them analyze the health of our business. There are a number of limitations related to the use of this non-GAAP financial measure. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from this non-GAAP financial measure and evaluating this non- GAAP financial measure together with its relevant financial measures in accordance with GAAP.A reconciliation of Adjusted EBITDA guidance is not being provided due to the nature of this forward-looking non-GAAP measure containing certain elements that are impractical to predict given their market-based nature, such as share-based compensation expense and gain and losses on change in value of warrant liabilities, without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information, nor can we accurately predict all of the components of the applicable non-GAAP financial measure and reconciling adjustments thereto; accordingly, guidance for the corresponding GAAP measure may be materially different than guidance for the non-GAAP measure. Such forward looking information is also subject to uncertainty and various risks, and there can be no assurance that any forecasted results or conditions will actually be achieved. Key Metrics Definitions • “Systemwide Restaurant Sales” is presented as informational data in order to understand the aggregation of Franchise Restaurant Sales and Corporate-Owned Restaurant Sales performance. Systemwide Restaurant Sales growth refers to the percentage change in sales at all franchised restaurants and corporate-owned restaurants in one period from the same period in the prior year. Systemwide Restaurant Same-Store Sales growth refers to the percentage change in sales at all franchised restaurants and corporate-owned restaurants after 14 months of operations. See definition below for “Same-Store Sales”. • “Corporate-Owned Restaurant Sales” represent the sales generated only by corporate-owned restaurants. Corporate-Owned Restaurant Sales growth refers to the percentage change in sales at all corporate-owned restaurants in one period from the same period in the prior year. Corporate-Owned Restaurant Same-Store Sales growth refers to the percentage change in sales at all corporate-owned restaurants after 14 months of operations. These measures highlight the performance of existing corporate-owned restaurants. • “Franchise Restaurant Sales” represent the sales generated only by franchisee-owned restaurants and are not recorded as revenue, however, the royalties based on a percentage of these franchise restaurant sales are recorded as revenue. Franchise Restaurant Sales growth refers to the percentage change in sales at all franchised restaurants in one period from the same period in the prior year. Franchise Restaurant Same-Store Sales growth refers to the percentage change in sales at all franchised restaurants after 14 months of operations. These measures highlight the performance of existing franchised restaurants. • “Same-Store Sales” is used to evaluate the performance of our store base, which excludes the impact of new stores and closed stores, in both periods under comparison. We include a restaurant in the calculation of Same-Store Sales after 14 months of operations. A restaurant which is temporarily closed, is included in the Same-Store Sales computation. A restaurant which is closed permanently, such as upon termination of the lease, or other permanent closure, is immediately removed from the Same-Store Sales computation. Our calculation of Same-Store Sales may not be comparable to others in the industry. • “Adjusted EBITDA,” a non-GAAP measure, is defined as net loss before goodwill impairment, lease termination recovery, employee retention credits, share-based compensation expense, depreciation and amortization expense, interest expense (which includes accretion on the value of preferred stock and interest accretion on the related party note), restructuring costs, merger, acquisition and integration costs, legal settlements, net of gains, store closure costs, loss (gain) on change in value of warrant liability, pre-opening costs, (gain) loss on sale of assets and income tax expense (benefit). • Unless otherwise stated, Systemwide Restaurant Sales, Systemwide Sales growth, and Same-Store Sales are presented on a systemwide basis, which means they include franchise restaurants and company-owned restaurants. Franchise restaurant sales represent sales at all franchise restaurants and are revenues to our franchisees. We do not record franchise sales as revenues; however, our royalty revenues and brand royalty revenues are calculated based on a percentage of franchise sales. • The fourth quarter and fiscal year 2023 reporting periods for BurgerFi changed to a quarter 4-4-5 calendar with a 52-53 week fiscal year ending on the Monday nearest December 31 of each year to improve the alignment of financial and business processes following the acquisition of Anthony’s. We have adjusted for differences arising from the different fiscal-period ends for the quarter and fiscal year 2023 when comparing to 2022. Restricted – Do not distribute